SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 October 19, 2004
                                -------------------
                Date of Report (Date of earliest event reported)


                        Livestar Entertainment Group Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



                                   Nevada
                                   ------
                 (State or other jurisdiction of incorporation)


     000-27233                                                98-0204736
     ---------                                                ----------
(Commission  File  Number)                                  (IRS  Employer
                                                          Identification  No.)


   62 West 8th Avenue, 4th Floor, Vancouver, British Columbia, Canada  V5Y 1M7
   ---------------------------------------------------------------------------
                    (address of principal executive offices)


                                (604) 682-6541
                                --------------
              (Registrant's telephone number, including area code)

Item  3.02  Unregistered  Sales  of  Equity  Securities.

On October 19, 2004, the registrant issued 80,000,000 shares of Series B preferred stock (the "Shares") to an officer of the registrant. The Shares were issued in exchange for the cancellation of debt in the total amount $20,000.00 which was owed to the officer by the registrant which equates to consideration of $0.00025 per Share. The Shares are convertible at the option of holder into shares of common stock of the registrant on a share for share basis.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LIVESTAR  ENTERTAINMENT  GROUP  INC.


                                        /s/ Ray Hawkins
                                   By: -------------------------------------
                                       Ray  Hawkins
Date: October 25, 2004                 Chief Executive Officer